EXHIBIT  23.2  CONSENT  OF  BONGIOVANNI  &  ASSOCIATES,  P.A.


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated April 16, 2004 relating to the financial statements of H-Net.Net, Inc.in the S-8 registration statement dated July 2, 2004 and to the reference to our firm under Item 13. "Experts."



/s/Bongiovanni & Associates, P.A.
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Bongiovanni & Associates, P.A.
Cornelius, North Carolina
July 2, 2004